Stella Chang, Brean Murray:

Hi, thanks for taking my question and congratulations on the quarter. China government has received an investment program to increase pork supply and bring down current price, not only during the peak season for pork consumption. Could you please comment on the price change? And what is your expectation on it and sales volume for your product metrics in the 4Q? Thank you.

Simon Guo, VP of Finance of Tianli Agritech:

Sure. Let me translate this question to the management team and I will turn back to you. [Speaking in Chinese]

Bihong Zhang, CFO of Tianli Agritech:

[Speaking in Chinese]

Simon Guo:

Back to your questions, the management response is: right now they are seeing the market price for pork meat is going up as very stable and even the feed costs are going up at the same time. And they believe because at the same time the pork price will still go up, so management believes the profit they can still benefit from pork price jump up to offset the cost increase.

Stella Chang:

OK. As the 4Q is normally a peak season for pork consumption, so what is your expectation on ASP and stock volume as for the product in the 4Q?

Simon Guo:

Excuse-me, but could you speak louder?

Stella Chang:

Sure. [Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Let me translate the answers from the management. For the following quarter, there is the Chinese New Year that is coming, so we can see the pork retail price going up and so the Company can still benefit from this part. But at the same time the feed cost maybe be stable or increase a little bit, but that can be offset by our benefit from a higher pork price.

Stella Chang:

OK, great. And still what is your utilization rate of your current facilities? Is there a seasonal impact on the utilization during the different quarters?

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Let me translate the CFO response. Generally speaking, there is no season effect at our pork sales, but if we really want to take it into the detail we can say in the 4Q the market for our sales will be better compared to other months or other quarters.

Stella Chang:

OK. So back to the black hogs. Could you please give us more color about the potential market for black hogs? Are those hogs all for retail in supermarkets? Or there are more channels for the black hogs?

Simon Guo:

Please, wait. Let me translate this to management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Let me translate his answer. Because the back hogs is different from regular market hogs, so our future sales policy will be part of the black hogs will sell through our retail sectors and part of them will sell through our regular sales channel, like through the processors or other hog farms.

Stella Chang:

OK. So what is the difference on the gross margin between the retail and other normal hog channel?

Simon Guo:

OK. [Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

OK. Back to your question, the management’s answer is: if we sell the black hog through the retail sector there will be a better margin compared to our regular pork, and in the other sales channels sell, I have to correct my answer, the other sales channels is to sell to other provinces, the processors in other provinces, they may process the hogs to turn to the pork products. And compared to our regular hog sales margin, our regular hog sales margin is 40%, so we can see the black hogs can generate more than 40% margin on sales.

Stella Chang:

OK, great. That is very helpful. Thank you.

Aaron Liu, RJ Capital:

Good evening, sir. The sales from your breeder and market hog represent very strong growth for past quarters, what is the utilization rate of your 11th farm and do you still have any other plans to acquire new hog farms? Thank you.

Simon Guo:

OK. Sir, please wait, let me translate your question to the management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

OK. Let me translate Ms. Li’s answer. Currently, our number 11 farm already started to operate and we do not have any acquisition right now for further acquiring other farms.

Aaron Liu:

What is the utilization rate for number 11 farm?

Simon Guo:

Number 11 farm is actually a supplemental part for our black hog program. So, number 11 farm, if we can get more local farmers joining our black hog program, we will also expand our number 11 farm capacity.

So, right now, the number 11 farm we have about 700 black breeder hogs, and 450 already distributed to the local farmers.

Aaron Liu:

So, could you please provide guidance for the 4Q sales on your retail hog sales?

Simon Guo:

OK. Please wait, let me translate it to the management. [Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Sir, let me translate Ms. Li’s answer. According to management, the best estimate is: we cannot really tell what will happen in the 4Q, but we can see maybe 20% increase compared to the 3Q in our retail revenues.

Aaron Liu:

OK. Thank you.

Chris Cheng, RJ Capital:

Hello. According to the news, Tianli has acquired a new feed center in October, how will the feed center contribute to the black hog project? [Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Let me translate the response to the question. The acquired factory in October is very specific to supply feed in the Enshi areas for the black hog program, and this part is, we want to make sure we can supply stable feed to all black hog breeders.

And, according to the agreement with the local farmers, they have to buy the feed from our feed factory. So we can also benefit from selling feed to the local farmers, specific for the black hog program.

Chris Cheng:

OK. So, what is your expectation on this part of revenue to generate from the farmers?

Simon Guo:

You mean from selling the feed?

Chris Cheng:

Yes, selling the feed to the farmers.

Simon Guo:

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Let me translate the CFO’s response. We cannot really tell how much we can earn from the feed, because we kind of do not want to allow other competitors, maybe, understand how we run this. What we can tell, based on our estimate, is per hog we can earn about RMB 80 per hog.

Chris Cheng:

OK. Thank you very much.

Art Havener, Stampede Capital:

Thank you and congratulations on a great quarter. Can you help me understand, is the retail business profitable at this point? I know you posted US$1 million of revenue, but I am trying to offset that with the expense structure.

Simon Guo:

Excuse me, let me translate your questions to Ms. Li and Mr. Zhang.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

OK, let me translate the CFO’s response. The major cause for our retail sales is from the purchase cost of the black hogs, and the second part will be marketing expense we pay to the 45 retail stores.

And I believe you may have some concern about we generate very low net income from our retail business, and that is because the purchase cost for the black hog, the retail price has increased during the 9 months of 2011, that is why the purchase cost for the black hog has also increased, and that offset our high sales price at the retail sector.

Art Havener:

OK. I am not sure I fully understand  or not, I guess you expect it to be profitable overall?

Simon Guo:

Actually, yes, we do expect it will be a very profitable sector, because, right now, at a low net income rate it is actually coming from, we have not reached economy of scale, but we can see for the following quarters, as long as we keep growing at our sales through retail sector we can reach the economy of scale and reduce the selling expense and the marketing expense to a lower ratio.

Art Havener:

OK, got it. And the cash rate statement is US$780 thousand of purchase of intangible assets listed; can you explain what that is?

Simon Guo:

Can you speak louder? I cannot really hear. You said about the intangible assets?

Art Havener:

Yes, on the cash flow statement there were US$780 thousand listed, can you just explain what the intangible assets are?

Simon Guo:

OK, let me translate your questions to management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Sir, the response from the management is: the cash flow for the purchase of intangible assets is we bought the number 10 and number 11 land use rights.

Art Havener:

OK. Thank you. Last question, on the balance sheet and cash balance, can you tell me where that money is deposited and what kind of interest income you are generating and where that shows up on the income statement?

Simon Guo:

You mean the cash deposit?

Art Havener:

Yes.

Simon Guo:

OK. [Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

OK. Sir, let me translate the CFO’s response. All the cash we deposit in the major China banks in China area. And if you are asking for the interest income generated from this deposit you can see from the income statements it is actually offset by the interest expense that we paid for our short-term loan, presented in a separate line.

Art Havener:

OK. Do you know what kind of interest you are getting on your cash balance?

Simon Guo:

It is just a regular saving interest, but I will confirm with the management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Actually, your question, according to the CFO’s response, most of the cash deposit was actually used for our daily operations. So, we did not really use a cash deposit into other investing activities. We just put in the regular savings account, because sometimes, as you can see from our cash flow, we have a lot of operation cash in and cash out to maintain our daily operations. That is why we did not do any risky investing in our cash deposits.

Art Havener:

OK. So, it is safe to say that it is very low interest?

Simon Guo:

Yes.

Art Havener:

OK. Has there been any discussion regarding using some of that cash to buy shares back?

Simon Guo:

OK. Let me translate your question to management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Sir, back to your question, currently this decision has to be approved by the Board of Directors, and right now the Board has not made any decision to use the cash to buy back the shares from the market.

Art Havener:

OK. Thank you.

Brian Choi, Ernst & Young:

Hi. Just a quick question. Going back to the previous question about buying back shares, it just seems that, just given the valuation, you look at companies across S&P 500, and even in the China industry, most of these stocks are trading at least above 10x fiscal year earnings.

Now Tianli stock is trading around 2x. I was just wondering, from an investment perspective, it makes economic sense to buy back shares from a corporate finance and valuation perspective. Now, if I am an investor, and if I am management, my primary obligation is to the investors of the Company.

Now, if the return on actually investing in shares is greater than expansion in terms of hog farms or whatever, that should be a very strong motive to buy back the shares. And I understand that you need to expand the business. But as a strong suggestion, is my point, buying back shares at this price is a good investment, and that is all I am saying, and I think management should be aware that they have a responsibility to shareholders, and I think maybe it is something that the Board needs to know. Right?

It is just a comment, and I just wanted to get management’s thought on that. Thanks.

Simon Guo:

Sure. Let me translate your suggestions back to the management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Let me translate the CFO’s response. Right now the management’s concern is compared to other Chinese companies performances in the United States capital market, most of the Chinese companies have been attacked by the short sellers during the year, so we really consider the share buyback, but we never really see a great benefit or we can really push up our stock price from this policy, so we have not really considered executing this policy.

And another reason is Tianli is just going public in the United States for one year, and it is kind of a small business compared to other Chinese companies in the United States capital market.

So, right now it is more focused at our major business operations instead of financing operations. And the management team will definitely respect your suggestions and we will submit these suggestions to the Board and have all the directors consider or discuss in the future if it is possible that we can execute or have share buybacks.

Brian Choi:

Just another follow-up. Has any private equity firms looked into... have you been in any discussions about any private equity wanting to buy out the Company? Given that its returns are quite high, and the valuation is quite low. Thanks. That is it.

Simon Guo:

OK. Let me ask the management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

The CFO’s response is that currently there is no such private equity ever contacted the Company wanting to buy the shares.

Brian Choi:

Thank you.

Dick Feldman, Axiom Capital:

First, nice quarter. I have a question about AnPuluo deal. I want to make sure I understand things. If I understand things right, there are three ways in which you folks can profit from this relationship. First is the retail business, second you can gain some profit from selling feed to the farmers. But what I was not clear about is what is the role you play here with regard to breeder hogs? Are you selling breeder hogs to the farmers also?

Simon Guo:

Let me translate your question to the management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Sir, for the AnPuluo program, actually, let me explain this maybe in a better way is, with AnPuluo we actually program the retail sector, we sell AnPuluo hogs currently, but in the future we will sell black hogs also through the retail channel.

As for the black breeder hogs, we did not really sell to the farmers or to the third parties, we just use them ourselves to generate the meat hogs or market hogs allow us to sell it to other provinces or sell it to our retail channels.

Dick Feldman:

Do you intend to continue with this program that the breeders will be just for your own use? And to the extent that you are able to make any genetic improvements in those hogs, than the gains would enhance margins, and have you been able to make genetic improvements in the efficiency of the hogs compared to the ones that are not from your stocks?

 \

So, are your breeder hogs, or your black hogs that you are using now just to raise meat, are they more efficient producers than, let us say, the hogs that other people are using to get meat?

Simon Guo:

Let me translate your questions to the management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Sir, back to your question, the CFO’s response is briefly speaking is we keep the black breeder hogs for ourselves, we just want to make sure we control the supply resource for the black hogs.

So, that is why we did not really consider about selling black breeder hogs to other farmers. We just consider maintaining that to ourselves and to have the black breeder hogs generate the black market hog and then we can sell the pork products to other third parties.

Dick Feldman:

OK, I think I understand. Another question is, since you sold, compared to what is the recent norm, a lot more market hogs, when do you anticipate your mix between market hogs and breeder hogs returning more towards what we would consider normal, and how long will it take you to replenish the stock of breeder hogs that were sold instead as market hogs?

Simon Guo:

Let me translate your questions to the management.

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Sir, back to your questions, the CFO’s response is, as you may understand that for other breeder farms they may have a lot of retired breeder hogs, and they will sell it as market hogs. That is why it is part of the reason why we have more market hog sales during this year.

But another reason is the pork retail price increased dramatically during 2011, and as the Company sees we maybe can benefit from this price change, that is why we focus more at market hog sales.

Also consider about in the future, when the pork retail price drops or turns over the hog farmers will turn back to buy more breeder hogs. That is why in early 2011 we imported  some breeder hogs from France to just prepare, ready for the following breeder hog sales.

As for the current situation balance ourselves from the breeder and the market hogs. The currency situation still depends on the retail pork price.

Dick Feldman:

OK. So, you really do not know fully what future prices hold when the mix between sales of breeders and sales of market hogs would start to shift back to breeders, is that correct?

Simon Guo:

Yes, right now it is really hard to tell, but according to our October sales, we can see is the retail pork price is a little drop, which started to turn over the sales at breeders and market hogs. So the breeder hog sales have been up in our October sales.

Dick Feldman:

OK. Thank you, and keep on doing a good work.

Michael Prouting, 10K Capital:

Good morning or good evening, and thanks for holding the call and taking my question. Most of my questions have been answered, but I was wondering if management has plans to pay a dividend at some point? Thanks.

Simon Guo:

[Speaking in Chinese]

Bihong Zhang:

[Speaking in Chinese]

Simon Guo:

Sir, back to your question, the CFO’s response is right now we put all options on the table and we will submit this to the Board of Directors, and we hope that the Board can make a final decision including either the dividend distribution or the share buy back.

Michael Prouting:

All right. Thanks. Because I know  to say the stock buy back has not helped, but my observation is that companies generally and Chinese companies specifically that have put stock and have paid dividends has benefitted the stock price. Thank you.

Operator:

This concludes our question and answer session, I would like to turn the conference back over to Simon Guo for closing remarks. Please, go ahead.
Simon Guo:

Thank you, everyone, thank you for your joining our conference. And if you have any questions, you can also find relevant information on our website. Thank you.

Operator:

The conference is now concluded. Thank you for attending today’s presentation. You may now disconnect.

“This document is a transcript produced by MZ. MZ uses its best efforts to guarantee the quality (current, accurate and complete) of the transcript. However, it is not responsible for possible flaws, as outputs depend on the quality of the audio and on the clarity of speech of participants. Therefore, MZ is not responsible or liable, contingent or otherwise, for any injury or damages, arising in connection with the use, access, security, maintenance, distribution or transmission of this transcript. This document is a simple transcript and does not reflect any investment opinion of MZ. The entire content of this document is sole and total responsibility of the company hosting this event, which was transcribed by MZ. Please, refer to the company’s Investor Relations (and/or institutional) website for further specific and important terms and conditions related to the usage of this transcript.”